UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026 (April 28, 2026)

The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan

At The Williams Companies, Inc.’s (the “Company’s”) 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held on Tuesday, April 28, 2026, the Company’s stockholders approved the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan (the “Amendment to the Incentive Plan”) to increase the number of issuable shares from 50,000,000 to 85,000,000, remove the plan expiration date, increase the annual director equity grant limit, eliminate share recycling for tax withholding, remove certain change in control provisions, and make other amendments. The Company’s Board of Directors approved the Amendment to the Incentive Plan on January 27, 2026, subject to stockholder approval, and the Amendment to the Incentive Plan became effective with such stockholder approval on April 28, 2026. A summary of the Amendment to the Incentive Plan is available in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on March 18, 2026. The summary of the Amendment to the Incentive Plan is qualified in its entirety by reference to the full text of the Amendment to the Incentive Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals, which are more fully described in the Company’s Proxy Statement: (1) Elect Ten Director Nominees for a One-year Term; (2) Approve, on an Advisory Basis, the Compensation of our Named Executive Officers; (3) Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments; (4) Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments; and (5) Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026. The following are the final voting results:

1.Each of the director nominees was elected to the Company’s Board of Directors to serve a one-year term expiring at the Company’s next annual meeting of stockholders. Voting results were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Stephen W. Bergstrom	930,781,739	55,362,318	696,707	112,666,349
Michael A. Creel	959,737,431	26,408,556	694,777	112,666,349
Carri A. Lockhart	968,040,479	17,897,570	902,715	112,666,349
Richard E. Muncrief	916,933,228	69,072,484	835,052	112,666,349
Peter A. Ragauss	943,939,673	42,087,397	813,694	112,666,349
Rose M. Robeson	963,977,417	22,102,528	760,819	112,666,349
Scott D. Sheffield	966,353,013	19,779,222	708,529	112,666,349
William H. Spence	934,819,845	51,284,202	736,717	112,666,349
Jesse J. Tyson	944,728,304	40,808,094	1,304,366	112,666,349
Chad J. Zamarin	970,347,236	15,789,776	703,752	112,666,349

2.Stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
954,373,556	29,628,316	2,838,892	112,666,349

3.Stockholders approved the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to increase the number of issuable shares from 50,000,000 to 85,000,000, remove the plan expiration date, increase the annual director equity grant limit, eliminate share recycling for tax withholding, remove certain change in control provisions, and make other amendments. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
964,237,215	20,032,496	2,571,053	112,666,349

4.Stockholders approved the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to increase the number of issuable shares from 5,200,000 to 7,200,000, extend the term six years, and make other amendments. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
980,307,052	5,151,480	1,382,232	112,666,349

5.Ernst and Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,034,329,205	64,449,935	727,973	0

Item 7.01. Regulation FD Disclosure.

In connection with the Company’s 2026 Annual Meeting, the Company did not receive any stockholder questions.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	The Williams Companies, Inc. 2007 Incentive Plan as amended and restated effective April 28, 2026.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated:	May 4, 2026	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Vice President and Assistant General Counsel - Corporate Secretary